This Statement of Additional Information is revised as disclosed below.

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THE VICTORY PORTFOLIOS

Balanced Fund Core Bond Fund Diversified Stock Fund Established Value Fund Federal Money Market Fund Financial Reserves Fund Focused Growth Fund
Fund for Income
Government Reserves Fund
Institutional Money Market Fund
International Fund
International Select Fund
Investment Grade Convertible Fund
National Municipal Bond Fund
Ohio Municipal Bond Fund
Ohio Municipal Money Market Fund Prime Obligations Fund Small Company Opportunity Fund Special Value Fund Stock Index Fund Tax-Free Money Market Fund Value Fund

Supplement dated February 10, 2009 to the
Statement of Additional Information (“SAI”) dated November 24, 2008

1.	The section entitled “Advisory and Other Contracts – Shareholder Servicing Plan” found on page 84 is modified by adding the following as the last sentence of the paragraph:

The Fund may reduce or eliminate the amount of shareholder servicing fees paid to shareholder servicing agents to reduce the Fund’s total operating expenses.

VP-SAI-SUPP1